UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 1, 2005

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

       Delaware                      0-20859                   75-2287752
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01     Entry into a Material Definitive Agreement.

     On March 1, 2005, Geron Corporation ("the Company") and the Biotechnology Research Corporation Limited, a company incorporated under the laws of Hong Kong ("BRC"), entered into a Joint Venture Agreement (the "Agreement") to establish a joint venture in Hong Kong called TA Therapeutics Limited ("TAT"). The Company and BRC each will own 50% of TAT. TAT will conduct research and commercially develop products that utilize telomerase activator drugs to restore the regenerative and functional capacity of cells in various organ systems that have been impacted by senescence, injury, or chronic disease.

     Pursuant to the Agreement, the Company will contribute scientific leadership, development expertise, intellectual property, and capital to TAT. BRC will provide scientific leadership, a research team, capital, and laboratory facilities. The Company and BRC each have agreed to contribute financially to fund the operations of TAT. BRC has agreed to an initial capital contribution of $6 million, payable in six equal quarterly payments. Three months after BRC has fully paid this amount, the Company will contribute $2 million, payable in two equal quarterly payments.

     The Board of Directors of TAT initially shall comprise six members. For so long as the Company and BRC each own 50% of TAT, the Company and BRC each are entitled to appoint three members to serve on the Board of Directors. Subject to the final authority of the Board of Directors, a Joint Operating Committee consisting of two representatives of the Company and two representatives of BRC shall oversee and provide day-to-day management of the research, development, and commercialization activities of TAT.

     BRC is a company established by the Hong Kong University of Science and Technology, the Company's research partner.


Item 8.01     Other Events.

The Company deems the following information to be material:

     The Company's Press Release, dated March 2, 2005, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

              (a)      Financial Statements.

                              None.

              (b)      Pro Forma Financial Information

                              None.

              (c)      Exhibits:

                              99.1    Press Release of Geron Corporation,
                                      dated March 2, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GERON CORPORATION

Date: March 7, 2005                      By: /s/ David L. Greenwood
                                             -------------------------------
                                             David L. Greenwood
                                             Executive Vice President and Chief
                                             Financial Officer